Exhibit 10.1

THIRD AMENDMENT dated as of September 27, 2024 (this “Amendment”), among THE KRAFT HEINZ COMPANY, a Delaware corporation (“Kraft Heinz”), KRAFT HEINZ FOODS COMPANY, a Pennsylvania limited liability company (the “Parent Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, reference is made to the Credit Agreement dated as of July 8, 2022 (as amended by that certain First Amendment dated as of July 21, 2023, that certain Second Amendment dated as of June 21, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Kraft Heinz, the Parent Borrower, the other Borrowers from time to time party thereto, the Lenders from time to time party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), pursuant to which the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS, the Parent Borrower has requested that the Credit Agreement be amended to extend the Revolving Maturity Date to July 8, 2029;

WHEREAS, the Lenders party hereto, the Administrative Agent, each Swingline Lender and each Issuing Bank are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, Kraft Heinz and the Parent Borrower appoint each of JPMorgan Chase Bank, N.A., BofA Securities, Inc., Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada and Wells Fargo Securities, LLC to act as the revolving joint lead arrangers and revolving joint bookrunners for this Amendment and the extension of the Revolving Maturity Date contemplated hereby (in such capacities, the “Amendment Arrangers”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Revolving Maturity Date Extension. Each Revolving Lender (collectively, the “Extending Lenders”), each Swingline Lender and each Issuing Bank agrees that, on and as of the Third Amendment Effective Date (as defined below), the term “Revolving Maturity Date” set forth in Section 1.01 of the Credit Agreement shall be modified to replace “July 8, 2028” in clause (a) of the definition of such term with “July 8, 2029”.

SECTION 3. Representations and Warranties. Each of Kraft Heinz and the Parent Borrower hereby represents and warrants that:

(a) The execution, delivery and performance of this Amendment are within the corporate or limited liability company powers of Kraft Heinz or the Parent Borrower, as applicable, and have been duly authorized by all necessary corporate or limited liability company action on the part of Kraft Heinz or the Parent Borrower, as applicable. This amendment has been duly executed and delivered by Kraft Heinz and the Parent Borrower and is a legal, valid and binding obligation of Kraft Heinz and the Parent Borrower, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) On and as of the Third Amendment Effective Date, after giving effect to this Amendment, the representations and warranties of Kraft Heinz and the Parent Borrower contained in Section 4.01 of the Credit Agreement are true and correct in all material respects (in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language, in all respects).

(c) On and as of the Third Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which:

(a) This Amendment shall have been executed by the Administrative Agent, and the Administrative Agent shall have received from Kraft Heinz, the Parent Borrower, each Extending Lender, each Swingline Lender and each Issuing Bank a counterpart of this Amendment signed on behalf of such Person (which, subject to Section 9.10 of the Credit Agreement, may include any Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page).

(b) The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and executed by a Responsible Officer of the Parent Borrower, confirming the accuracy of the representations and warranties set forth in Section 3 hereof.

(c) The Administrative Agent shall have received, for the account of the Extending Lenders, payment in full in cash of all fees due to the Extending Lenders as separately agreed by Kraft Heinz and the Parent Borrower.

The Administrative Agent shall notify Kraft Heinz, the Parent Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

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SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lenders, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Kraft Heinz or the Parent Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

(b) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import, and each reference to the Credit Agreement in any other Loan Document, in each case, shall refer to the Credit Agreement as amended hereby. For the avoidance of doubt, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) It is agreed that the Amendment Arrangers and their Related Parties shall be entitled to the benefits of Sections 9.04(a) and 9.04(c) of the Credit Agreement with respect to the arrangement of this Amendment, the preparation, execution and delivery of this Amendment and other matters relating to or arising out of this Amendment to the same extent as the Revolving Arrangers and theirs Related Parties are entitled to the benefits of such Sections in respect of the preparation, execution and delivery of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.

SECTION 7. Incorporation by Reference. The provisions of Sections 9.10, 9.11 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

THE KRAFT HEINZ COMPANY,

By:	/s/ Matthew Nochowitz
Name: Matthew Nochowitz
Title: Vice President of Finance and Global Treasurer

KRAFT HEINZ FOODS COMPANY,

By:	/s/ Matthew Nochowitz
Name: Matthew Nochowitz
Title: Vice President of Finance and Global Treasurer

[Third Amendment Kraft Heinz Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, an Issuing Bank and a Swingline Lender,

By:	/s/ James Kyle O’Donnell
Name: James Kyle O’Donnell
Title: Vice President

[Third Amendment Kraft Heinz Credit Agreement]

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

BANK OF AMERICA, N.A. as Lender, Issuing Bank and Swingline Lender:

By:	/s/ John Vanden Brul
Name: John Vanden Brul
Title: Associate

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

BARCLAYS BANK PLC both as a Lender, Issuing Bank and a Swingline Lender

By:	/s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

CITIBANK, N.A. (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

For any Lender requiring a second signature block:

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Michael King
Name: Michael King
Title: Vice President

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Royal Bank of Canada:

By:	/s/ John Flores
Name: John Flores
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

Wells Fargo Bank, National Association

By:	/s/ Walker Higgins
Name: Walker Higgins
Title: Executive Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Jill Wong
Name: Jill Wong
Title: Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

BNP Paribas

By:	/s/ David Foster
Name: David Foster
Title: Director

By:	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

UBS AG, Stamford Branch, as Lender

By:	/s/ Muhammad Afzal
Name: Muhammad Afzal
Title: Director

By:	/s/ Danielle Calo
Name: Danielle Calo
Title: Associate Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

GOLDMAN SACHS BANK USA:

By:	/s/ Ananda DeRoche
Name: Ananda DeRoche
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

HSBC Bank USA, National Association as a Lender

By:	/s/ Mackenzie Wood
Name: Mackenzie Wood
Title: Senior Vice President #23666

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

MIZUHO BANK, LTD.

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

MUFG Bank, LTD. (as a lender)

By:	/s/ Reema Sharma
Name: Reema Sharma
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: Banco Santander, S.A., New York Branch

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Michael Leonardos
Name: Michael Leonardos
Title: Executive Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

Sumitomo Mitsui Banking Corporation

By:	/s/ Rosa Pritsch
Name: Rosa Pritsch
Title: Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

The Toronto-Dominion Bank, New York Branch

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Peter Hale
Name: Peter Hale
Title: Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender: AgFirst Farm Credit Bank

By:	/s/ Hampton Jones
Name: Hampton Jones
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

Coöperatieve Rabobank U.A., New York Branch

By:	/s/ Brady McMonigal
Name: Brady McMonigal
Title: Executive Director

For any Lender requiring a second signature block:

By:	/s/ Yacouba Kane
Name: Yacouba Kane
Title: Executive Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch

By:	/s/ Cara Younger
Name: Cara Younger
Title: Managing Director

By:	/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

CoBank, ACB

By:	/s/ Jared A Greene
Name: Jared A Greene
Title: Assistant Corporate Secretary

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Commerzbank AG, New York Branch, as Lender:

By:	/s/ Robert Sullivan
Name: Robert Sullivan
Title: Director

By:	/s/ Jeff Sullivan
Name: Jeff Sullivan
Title: Vice President

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

ING Bank N.V., Dublin Branch

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

For any Lender requiring a second signature block:

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Managing Director

LENDER SIGNATURE PAGE TO

THE THIRD AMENDMENT TO THE CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank or a Swingline

Lender executing this Amendment in its capacities both as a Lender and as an

Issuing Bank and a Swingline Lender, as applicable):

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Lender

By:	/s/ Jordan Schweon
Name: Jordan Schweon
Title: Managing Director

By:	/s/ Alessandro Toigo
Name: Alessandro Toigo
Title: Head of Corporate Debt